Exhibit 10.17

THIS CONVERTIBLE PROMISSORY NOTE (THIS “NOTE”) AND THE SECURITIES INTO WHICH IT MAY BE CONVERTED HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE MAKER MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE MAKER TO THE EFFECT THAT ANY SALE OR OTHER DISPOSITION IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

CONVERTIBLE PROMISSORY NOTE

Total Principal Amount: $500,000	Dated as of April 28, 2026

FOR VALUE RECEIVED and subject to the terms and conditions set forth herein, ConnectM Technology Solutions, Inc., a Delaware corporation (the “Maker”), promises to pay to Umesh Goradia residing at 240 Midwood Way, Colonia, NJ-07067 or its registered assigns or successors in interest (the “Payee”), the Principal Amount (as defined below) in lawful money of the United States of America, on the terms and conditions described below. All payments on this Note shall be made by check or wire transfer of immediately available funds or as otherwise determined by the Maker to such account as the Payee may from time to time designate by written notice in accordance with the provisions of this Note.

1. Principal. The initial principal balance of this Note of $500,000, shall be funded on the date hereof by the Payee (the “Principal Amount”). Any unpaid Principal Amount and interest accrued thereon not converted pursuant to Section 7 hereof, shall be payable on the date that is 270 days from the date hereof (the “Maturity Date”), unless accelerated upon the occurrence of an Event of Default (as defined below). Any balance under the Note may be prepaid at any time. Under no circumstances shall any individual, including but not limited to any officer, director, employee or shareholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

2. Interest. Interest shall accrue on the unpaid principal balance of this Note at the rate of twenty percent (20%) per annum.

3. Application of Payments. All payments shall be applied first to payment in full of any costs incurred in the collection of any sum due under this Note, including (without limitation) reasonable attorney’s fees, then to the payment in full of any late charges and finally to the reduction of the unpaid principal balance of this Note.

4. Purpose. The Maker shall apply the amounts advanced by the Payee under this Note towards the Maker’s working capital requirements.

5. Events of Default. Each of the following shall constitute an event of default (“Event of Default”):

(a) Failure to Perform Obligations. Failure by the Maker to perform its obligations with respect to the conversion of the Principal Amount of this Note into Conversion Shares (as defined below) pursuant to Section 7 hereof or to otherwise satisfy its obligations under this Note.

(b) Voluntary Bankruptcy, Etc. The commencement by the Maker of a voluntary case under any applicable bankruptcy, insolvency, reorganization, rehabilitation or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Maker or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure of the Maker generally to pay its debts as such debts become due, or the taking of corporate action by the Maker in furtherance of any of the foregoing.

(c) Involuntary Bankruptcy, Etc. The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Maker in an involuntary case under any applicable bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Maker or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days.

6. Remedies.

(a) Upon the occurrence of an Event of Default specified in Section 5(a) hereof, the Payee may, by written notice to the Maker, declare this Note to be due immediately and payable, whereupon the unpaid Principal Amount of this Note, and all other amounts payable hereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the documents evidencing the same to the contrary notwithstanding.

(b) Upon the occurrence of an Event of Default specified in Section 5(b) and Section 5(c), the unpaid principal balance of this Note, and all other sums payable with regard to this Note, shall automatically and immediately become due and payable, in all cases without any action on the part of the Payee.

7. Voluntary Conversion.

(a) Conversion. At any time and from time to time, commencing on the date hereof, through the date that is 270 days from the date hereof, the outstanding Principal Amount and any interest accrued thereon under the Note shall be convertible, at the option of the Payee, into that number of fully paid and non-assessable shares (the “Conversion Shares”) of Common Stock, par value $0.0001 per share of the Company equal to lower of (1) $5.12 or (2) the quotient (rounded down to the nearest whole share) obtained by dividing (x) the sum of the Principal Amount and any interest accrued thereon by (y) 90% of the lowest daily volume weighted average price (the “VWAP”) of the Common Stock on the primary trading market of the Common Stock during the 3 trading day period immediately prior to the applicable measurement date (or certain other measurements if such price is not applicable) (the “Conversion Price”). The Payee shall effect a conversion of this Note pursuant to this Section 7(a) by delivering to the Company a written notice in the form attached hereto as Annex A (the “Conversion Notice”).

For example, assuming no accrued dividends, if the VWAP was $10.00 at the particular conversion date, the conversion price would be $5.12).

For example, assuming no accrued dividends, if the VWAP was $5.00. at the particular conversion date, the conversion price would be $4.50).

As to any fraction of a share of Common Stock which the Note holder would otherwise be entitled to acquire upon such conversion, the Company will either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the fair market value of a share of Common Stock as determined in good faith by the Board, or round up to the next whole share of Common Stock.

(b) Conversion Procedure. Not later than three (3) business days after the Company’s receipt of the Conversion Notice (the “Share Delivery Date”), the Company shall deliver, or cause to be delivered, to the Payee a certificate or certificates representing the Conversion Shares, which, on or after the date on which the resale of such Conversion Shares are covered by and are being sold pursuant to an effective Registration Statement or such Conversion Shares are eligible to be sold under Rule 144 without the need for current public information and the Company has received an opinion of counsel to such effect acceptable to the Company (which opinion the Company will be responsible for obtaining at its own cost) shall be free of restrictive legends and trading restrictions (other than those which may then be required by federal securities laws) representing the number of Conversion Shares being acquired or being sold, as the case may be, upon the conversion of this Note. All certificate or certificates required to be delivered by the Company under this Section 7(b) shall be delivered electronically through DTC or another established clearing corporation performing similar functions, unless the Company or its Transfer Agent does not have an account with DTC and/or is not participating in the DTC/FAST System, in which case the Company shall issue and deliver to the address as specified in such Notice of Conversion a certificate (or certificates), registered in the name of the Payee or its designee, for the number of Conversion Shares to which the Payee shall be entitled. If the Conversion Shares are not being sold pursuant to an effective Registration Statement or if the Conversion Date is prior to the date on which such Conversion Shares are eligible to be sold under Rule 144 without the need for current public information, the Conversion Shares shall bear a restrictive legend in the following form, as appropriate:

“THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.”

(c) Reservation of Shares Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of this Note such number of Conversion Shares as shall from time to time be sufficient to effect the conversion of the Note; and if at any time the number of authorized but unissued Common Stock shall not be sufficient to effect the conversion of the entire outstanding Principal Amount of this Note, without limitation of such other remedies as shall be available to the Payee, the Company will use its reasonable best efforts to take such corporate action as may, in the opinion of counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

(d) Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Note. As to any fraction of a share that the Payee would otherwise be entitled to purchase upon such conversion, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

8. Covenants of the Maker. The Maker covenants that any Conversion Shares issuable upon conversion of the Note, when so issued, will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

9. Waivers. The Maker and all endorsers and guarantors of, and sureties for, this Note waive presentment for payment, demand, notice of dishonor, protest, and notice of protest with regard to the Note, all errors, defects and imperfections in any proceedings instituted by the Payee under the terms of this Note, and all benefits that might accrue to the Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and the Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued hereon, may be sold upon any such writ in whole or in part in any order desired by the Payee.

10. Unconditional Liability. The Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Payee, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Payee with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to the Maker or affecting the Maker’s liability hereunder.

11. Notices. All notices, statements or other documents which are required or contemplated by this Note shall be: (i) in writing and delivered personally or sent by first class registered or certified mail, overnight courier service or facsimile or electronic transmission to the address designated in writing, (ii) by facsimile to the number most recently provided to such party or such other address or fax number as may be designated in writing by such party or (iii) by electronic mail, to the electronic mail address most recently provided to such party or such other electronic mail address as may be designated in writing by such party. Any notice or other communication so transmitted shall be deemed to have been given on the day of delivery, if delivered personally, on the business day following receipt of written confirmation, if sent by facsimile or electronic transmission, one (1) business day after delivery to an overnight courier service or five (5) days after mailing if sent by mail.

12. Construction. THIS NOTE SHALL BE GOVERNED AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

13. Severability. Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

15. Amendment; Waiver. Any amendment hereto or waiver of any provision hereof may be made with, and only with, the written consent of the Maker and the Payee.

16. Successors and Assigns. Subject to the restrictions on transfer in Section 18 and Section 19 the rights and obligations of the Maker and the Payee hereunder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of any party hereto (by operation of law or otherwise) with the prior written consent of the other party hereto and any attempted assignment without the required consent shall be void.

17. Transfer of this Note or Securities Issuable on Conversion. With respect to any sale or other disposition of this Note or Conversion Shares, the Payee shall give written notice to the Maker prior thereto, describing briefly the manner thereof, together with a written opinion (unless waived by the Maker) reasonably satisfactory to the Maker in form and substance from counsel reasonably satisfactory to the Maker to the effect that such sale or other distribution may be effected without registration or qualification under any U.S. federal or state law then in effect. Upon receiving such written notice and reasonably satisfactory opinion and/or certificate (unless waived by the Maker), or other evidence, and such written acknowledgement, the Maker, as promptly as practicable, shall notify the Payee that the Payee may sell or otherwise dispose of this Note or Conversion Securities, all in accordance with the terms of the note delivered to the Maker. If a determination has been made pursuant to this Section 17 that the opinion of counsel for the Payee or other evidence is not reasonably satisfactory to the Maker, the Maker shall so notify the Payee promptly after such determination has been made. Any Note thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Maker such legend is not required in order to ensure compliance with the Securities Act. The Maker may issue stop transfer instructions to its transfer agent in connection with such restrictions. Subject to the foregoing, transfers of this Note shall be registered upon registration on the books maintained for such purpose by or on behalf of the Maker. Prior to presentation of this Note for registration of transfer, the Maker shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Maker shall not be affected by notice to the contrary.

18. Acknowledgment. The Payee is acquiring this Note for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof in violation of applicable securities laws. The Payee understands that the acquisition of this Note involves substantial risk. The Payee has experience as an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment in this Note, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of this investment in this Note and protecting its own interests in connection with this investment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Maker, intending to be legally bound hereby, has caused this Note to be duly executed by the undersigned as of the day and year first written above.

ConnectM Technology Solutions, Inc., a Delaware Corporation

By:
Name: Bhaskar Panigrahi
Title: Chief Executive Officer

Agreed and acknowledged as of the date first written above:

By:
Name: Umesh Goradia
Address:
Title: Individual

Annex A

[FORM OF NOTICE OF CONVERSION]

To:         [Name and Address of Conversion Agent/the Company]

The undersigned holder of this Note hereby exercises the option to convert this Note, into shares of Common Stock in accordance with the terms of the Note, and directs that the shares of Common Stock issuable and deliverable upon such conversion be issued and delivered to the Payee unless a different name has been indicated below. If any shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all documentary, stamp or similar issue or transfer taxes in connection with such issuance. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Note.

Dated:

Signature
Signature Guarantee

[Signature(s) must be guaranteed by
an eligible guarantor institution
(banks, stock brokers, savings and
loan associations and credit unions)
with membership in an approved
signature guarantee medallion program
pursuant to Securities and Exchange
Commission Rule 17Ad-15 if shares of Common Stock are to
be issued, or
Notes are to be delivered, other than
to and in the name of the registered holder.]

Fill in for registration of shares if to be issued, and Notes if to be delivered, other than to and in the name of the registered holder:
(Name)
(Street Address)
(City, State and Zip Code)
Please print name and address

Principal amount, together with accrued but unpaid interest on, the Note to be converted (if less than all):
$

Number of Conversion Shares:

NOTICE: The above signature of the Payee hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.
Social Security or Other Taxpayer Identification Number: